Exhibit 99

FOR RELEASE 6:00 AM ET, July 30, 2014

Contact:                      Robert S. Tissue, Sr. Vice President & CFO
Telephone:                 (304) 530-0552
Email:                           rtissue@summitfgi.com

SUMMIT FINANCIAL GROUP REPORTS SECOND QUARTER 2014 RESULTS

Q2 2014 Diluted EPS $0.25 compared to $0.13 for Q2 2013 and $0.25 for Q1 2014; Quarterly core revenues grow 6.3 percent year-over-year

MOOREFIELD, WV – July 30, 2014 (GLOBE NEWSWIRE) – Summit Financial Group, Inc. (“Company” or “Summit”) (NASDAQ: SMMF) today reported second quarter 2014 net income applicable to common shares of $2.24 million, or $0.25 per diluted share, compared to $1.02 million, or $0.13 per diluted share, for the second quarter of 2013, representing an increase of 118.9 percent, or 92.3 percent per diluted share. Q2 2014 earnings compared to Q2 2013 were positively impacted by a $532,000 decline in write-downs of foreclosed properties and an $816,000 increase in net interest income.

Excluding from second quarter 2014 (on a pre-tax basis) realized securities losses of $43,000, losses on sales of foreclosed properties of $54,000, $1,000 in other-than-temporary impairment of securities (“OTTI”) and write-downs of foreclosed properties of $962,000, Q2 2014 core earnings approximated $2.91 million, or $0.32 per diluted share. Excluding from Q2 2013 (on a pre-tax basis) realized securities losses of $57,000, losses on sales of foreclosed properties of $523,000, OTTI charges of $27,000 and write-downs of foreclosed properties of $1.49 million, Q2 2013 core earnings approximated $2.35 million, or $0.27 per diluted share.

For the six months ended June 30, 2014, Summit recorded net income applicable to common shares of $4.44 million, or $0.50 per diluted share, compared with $2.62 million, or $0.31 per diluted share, for the comparable 2013 six-month period, representing an increase of 69.5%, or 61.3 % per diluted share.

Excluding from the six month period ended June 30, 2014 nonrecurring items (on a pre-tax basis) comprised of realized securities losses of $64,000, losses on sales of assets of $129,000, OTTI charges of $1,000 and write-downs of foreclosed properties of $1.89 million, and from the 2013 first six-month period realized securities losses of $16,000, losses on sale of foreclosed properties of $563,000, OTTI charges of $80,000 and write-downs of foreclosed properties of $2.42 million, core earnings for first six months of 2014 were approximately $5.75 million, or $0.65 per diluted share, compared to $4.56 million, or $0.52 per diluted share, for the 2013 six month period.

Highlights for Q2 2014 include:

•	Nonperforming assets declined for the tenth consecutive quarter, reaching its lowest level since Q4 2008; foreclosed properties are at the lowest level since Q4 2009.

•	Net interest margin has increased 20 basis points since Q2 2013, although it declined 1 basis point compared to Q1 2014.

•	Achieved loan growth of $30.0 million, or 3.1 percent (non-annualized) during the quarter, and $54.1 million, or 5.7 percent (non-annualized) year-to-date.

•	Core revenues increased for the fourth consecutive quarter.

•	Recorded charges of $962,000 to write-down foreclosed properties compared to $928,000 in Q1 2014 and $1.49 million in Q2 2013.

•	Noninterest expenses remained well-controlled decreasing almost 10.6 percent compared to Q2 2013.

•	Summit’s regulatory capital ratios are at the highest levels in fourteen years.

H. Charles Maddy III, President and Chief Executive Officer of Summit, commented, “I am very pleased to report another quarter of solid performance improvements. We continued to enhance earnings, grow the loan portfolio, increase revenues, enhance net interest earnings, strengthen capital and reduce the portfolio of problem assets. Reducing our portfolio of problem assets remains an important priority, and we are very pleased to have reduced nonperforming assets for ten consecutive quarters. While we anticipate earnings may continue to fluctuate from quarter-to-quarter in the short term as our foreclosed properties are re-appraised and written-down to estimated fair values on an ongoing basis, continuing revenue growth driven by an improving net interest margin and the recent uptick in lending is expected to positively impact earnings in the near term.”

Results from Operations

Total revenue for second quarter 2014, consisting of net interest income and noninterest income, grew 6.7 percent to $13.0 million compared to $12.2 million for the second quarter 2013. For the year-to-date period ended June 30, 2014, total revenue was $25.8 million compared to $24.7 million for the same period of 2013, representing a 4.4 percent increase.

Total core revenue (excluding nonrecurring items, enumerated above) was $13.1 million for second quarter 2014 compared to $12.3 million for the same prior-year quarter, an increase of 6.3 percent.  For the first half of 2014, total core revenue (excluding nonrecurring items) was $25.9 million compared to $24.8 million for the first half of 2013, a 4.4 percent improvement.

For the second quarter of 2014, net interest income was $10.3 million, an increase of 8.6 percent from the $9.5 million reported in the prior-year second quarter and increased $282,000 compared to the linked quarter. The net interest margin for second quarter 2014 was 3.32 percent compared to 3.12 percent for the year-ago quarter, and 3.33 percent for the linked quarter.

Noninterest income, consisting primarily of insurance commissions from Summit's insurance agency subsidiary and service fee income from community banking activities, for second quarter 2014 was $2.71 million compared to $2.70 million for the comparable period of 2014. Excluding realized securities gains/losses and OTTI of securities, noninterest income was $2.75 million for second quarter 2014, compared to $2.79 million reported for second quarter 2013.

The second quarter 2014 provision for loan losses of $1.0 million remained unchanged compared to the linked quarter and the year-ago quarter.

Noninterest expense continues to be well-controlled. Total noninterest expense decreased 10.6% to $8.53 million compared to $9.54 million for the prior-year second quarter.  Excluding from noninterest expense (on a pre-tax basis) losses on sales of foreclosed properties of $54,000 in Q2 2014 and $523,000 in Q2 2013 and write-downs of foreclosed properties of $962,000 in Q2 2014 and $1.49 million in Q2 2013, noninterest expense would have approximated $7.51 million for Q2 2014 compared to $7.52 million for the comparable period of 2013.  Noninterest expense for the first half of 2014 decreased 5.9% compared to the first half of 2013.

Balance Sheet

At June 30, 2014, total assets were $1.44 billion, an increase of $49.7 million, or 3.6 percent since December 31, 2013. Total loans, net of unearned fees and allowance for loan losses, were $992.8 million at June 30, 2014, up $55.7 million, or 5.9 percent, from the $937.1 million reported at year-end 2013.

At June 30, 2014, deposits were $1.06 billion, an increase of $54.0 million, or 5.4 percent, since year end 2013. During first half 2014, checking and savings grew by $14.6 million and $49.9 million, respectively, or 5.2 percent and 25.8 percent, respectively. Long-term borrowings and subordinated debentures declined by 20.8 percent since year end 2013, as the Company paid down $41.6 million in maturing borrowings, which was funded by growth in checking and savings deposits.

Asset Quality

As of June 30, 2014, nonperforming assets (“NPAs”), consisting of nonperforming loans, foreclosed properties, and repossessed assets, were $63.0 million, or 4.39 percent of assets. This compares to $69.2 million, or 4.92 percent of assets at the linked quarter, and $78.2 million, or 5.70 percent of assets, at second quarter 2013.

Second quarter 2014 net loan charge-offs were $1.06 million, or 0.43 percent of average loans annualized; while adding $1.00 million to the allowance for loan losses. The allowance for loan losses stood at $11.0 million, or 1.10 percent of total loans at June 30, 2014, compared to 1.33 percent at year-end 2013.

Capital Adequacy

Shareholders’ equity was $117.5 million as of June 30, 2014 compared to $111.1 million December 31, 2013 and $107.2 million at June 30, 2013. Tangible book value per common share increased to $11.40 at June 30, 2014 compared to $10.72 at December 31, 2013 and $10.31 at June 30, 2013.

Summit's depository institution, Summit Community Bank, Inc. (the “Bank”), remains well in excess of regulatory requirements for a "well capitalized" institution at June 30, 2014. The Bank’s total risk-based capital ratio was 15.6 percent at June 30, 2014 compared to 15.7 percent at December 31, 2013, while its Tier 1 leverage capital ratio improved to 10.6 percent from the 10.4 percent reported at December 31, 2013.

About the Company

Summit Financial Group, Inc. is a $1.44 billion financial holding company headquartered in Moorefield, West Virginia. Summit provides community banking services primarily in the Eastern Panhandle and South Central regions of West Virginia and the Northern and Shenandoah Valley regions of Virginia, through its bank subsidiary, Summit Community Bank, Inc., which operates fifteen banking locations. Summit also operates Summit Insurance Services, LLC in Moorefield, West Virginia and Leesburg, Virginia.

FORWARD-LOOKING STATEMENTS

This press release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Words such as “expects”, “anticipates”, “believes”, “estimates” and other similar expressions or future or conditional verbs such as “will”, “should”, “would” and “could” are intended to identify such forward-looking statements.

Although we believe the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.  Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; the impact of technological advances; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; and changes in the national and local economies.  We undertake no obligation to revise these statements following the date of this press release.

NON-GAAP FINANCIAL MEASURES

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles in the United States of America ("GAAP").  Specifically, Summit adjusted GAAP performance measures to exclude the effects of realized and unrealized securities gains and losses, gains/losses on sales of assets, and write-downs of foreclosed properties to estimated fair value included in its Statements of Income.  Management deems believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is important for a proper understanding of the operating results of Summit's core business. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q2 2014 vs Q2 2013

	For the Quarter Ended		Percent
Dollars in thousands	6/30/2014	6/30/2013	Change
Condensed Statements of Income
Interest income
Loans, including fees	$12,515	$12,799	-2.2%
Securities	1,827	1,507	21.2%
Other	2	2	0.0%
Total interest income	14,344	14,308	0.3%
Interest expense
Deposits	2,335	2,820	-17.2%
Borrowings	1,689	1,984	-14.9%
Total interest expense	4,024	4,804	-16.2%
Net interest income	10,320	9,504	8.6%
Provision for loan losses	1,000	1,000	0.0%
Net interest income after provision
for loan losses	9,320	8,504	9.6%

Noninterest income
Insurance commissions	1,091	1,132	-3.6%
Service fees related to deposit accounts	1,101	1,085	1.5%
Realized securities gains (losses)	(43)	(57)	-24.6%
Other-than-temporary impairment of securities	(1)	(27)	-96.3%
Other income	557	570	-2.3%
Total noninterest income	2,705	2,703	0.1%
Noninterest expense
Salaries and employee benefits	4,045	3,987	1.5%
Net occupancy expense	505	476	6.1%
Equipment expense	513	559	-8.2%
Professional fees	282	360	-21.7%
FDIC premiums	495	515	-3.9%
Foreclosed properties expense	229	295	-22.4%
Loss (gain) on sales of foreclosed properties	54	523	-89.7%
Write-downs of foreclosed properties	962	1,494	-35.6%
Other expenses	1,445	1,329	8.7%
Total noninterest expense	8,530	9,538	-10.6%
Income before income taxes	3,495	1,669	109.4%
Income taxes	1,063	452	135.2%
Net income	2,432	1,217	99.8%
Preferred stock dividends	193	194	-0.5%

Net income applicable to common shares	$2,239	$1,023	118.9%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q2 2014 vs Q2 2013

	For the Quarter Ended		Percent
	6/30/2014	6/30/2013	Change
Per Share Data
Earnings per common share
Basic	$0.30	$0.14	114.3%
Diluted	$0.25	$0.13	92.3%

Average shares outstanding
Basic	7,457,222	7,438,401	0.3%
Diluted	9,630,699	9,619,585	0.1%

Performance Ratios
Return on average equity (A)	8.37%	4.40%	90.2%
Return on average assets	0.69%	0.35%	97.1%
Net interest margin	3.32%	3.12%	6.4%
Efficiency ratio (B)	52.86%	56.52%	-6.5%

                        NOTE (A) – Net income divided by total shareholders’ equity.

                        NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Six Month Performance Summary -- 2014 vs 2013

	For the Six Months Ended		Percent
Dollars in thousands	6/30/2014	6/30/2013	Change
Condensed Statements of Income
Interest income
Loans, including fees	$24,731	$25,703	-3.8%
Securities	3,679	3,171	16.0%
Other	4	3	33.3%
Total interest income	28,414	28,877	-1.6%
Interest expense
Deposits	4,576	5,588	-18.1%
Borrowings	3,480	4,027	-13.6%
Total interest expense	8,056	9,615	-16.2%
Net interest income	20,358	19,262	5.7%
Provision for loan losses	2,000	2,500	-20.0%
Net interest income after provision
for loan losses	18,358	16,762	9.5%

Noninterest income
Insurance commissions	2,273	2,316	-1.9%
Service fees related to deposit accounts	2,144	2,096	2.3%
Realized securities gains	(64)	(16)	300.0%
Other-than-temporary impairment of securities	(1)	(80)	-98.8%
Other income	1,137	1,134	0.3%
Total noninterest income	5,489	5,450	0.7%
Noninterest expense
Salaries and employee benefits	8,026	8,105	-1.0%
Net occupancy expense	1,046	932	12.2%
Equipment expense	1,079	1,157	-6.7%
Professional fees	598	611	-2.1%
FDIC premiums	997	1,055	-5.5%
Foreclosed properties expense	482	575	-16.2%
Loss (gain) on sales of foreclosed properties	129	563	-77.1%
Write-downs of foreclosed properties	1,891	2,423	-22.0%
Other expenses	2,780	2,679	3.8%
Total noninterest expense	17,028	18,100	-5.9%
Income before income taxes	6,819	4,112	65.8%
Income taxes	1,997	1,102	81.2%
Net income	4,822	3,010	60.2%
Preferred stock dividends	387	388	-0.3%

Net income applicable to common shares	$4,435	$2,622	69.1%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Six Month Performance Summary -- 2014 vs 2013

	For the Six Months Ended		Percent
	6/30/2014	6/30/2013	Change
Per Share Data
Earnings per common share
Basic	$0.59	$0.35	68.6%
Diluted	$0.50	$0.31	61.3%

Average shares outstanding
Basic	7,455,307	7,435,344	0.3%
Diluted	9,629,830	9,616,918	0.1%

Performance Ratios
Return on average equity (A)	8.42%	5.47%	53.9%
Return on average assets	0.69%	0.43%	60.5%
Net interest margin	3.32%	3.18%	4.4%
Efficiency ratio (B)	53.49%	56.24%	-4.9%

                                                                                                 NOTE (A) – Net income divided by total average shareholders’ equity.

                                                                                                 NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
Dollars in thousands	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Condensed Statements of Income
Interest income
Loans, including fees	$12,515	$12,216	$12,507	$12,532	$12,799
Securities	1,827	1,852	1,850	1,512	1,507
Other	2	2	2	1	2
Total interest income	14,344	14,070	14,359	14,045	14,308
Interest expense
Deposits	2,335	2,241	2,317	2,487	2,820
Borrowings	1,689	1,791	2,039	2,020	1,984
Total interest expense	4,024	4,032	4,356	4,507	4,804
Net interest income	10,320	10,038	10,003	9,538	9,504
Provision for loan losses	1,000	1,000	1,000	1,000	1,000
Net interest income after provision
for loan losses	9,320	9,038	9,003	8,538	8,504

Noninterest income
Insurance commissions	1,091	1,181	1,056	1,057	1,132
Service fees related to deposit accounts	1,101	1,043	1,124	1,106	1,085
Realized securities gains (losses)	(43)	(22)	124	132	(57)
Other-than-temporary impairment of securities	(1)	-	-	(38)	(27)
Other income	557	581	592	606	570
Total noninterest income	2,705	2,783	2,896	2,863	2,703
Noninterest expense
Salaries and employee benefits	4,045	3,980	4,024	4,050	3,987
Net occupancy expense	505	541	466	454	476
Equipment expense	513	566	580	578	559
Professional fees	282	316	295	263	360
FDIC premiums	495	502	502	503	515
Foreclosed properties expense	229	254	209	262	295
Loss (gain) on sale of foreclosed properties	54	75	(28)	(17)	523
Write-downs of foreclosed properties	962	928	644	654	1,494
Other expenses	1,445	1,336	1,732	1,484	1,329
Total noninterest expense	8,530	8,498	8,424	8,231	9,538
Income before income taxes	3,495	3,323	3,475	3,170	1,669
Income taxes	1,063	934	687	898	452
Net income	2,432	2,389	2,788	2,272	1,217
Preferred stock dividends	193	193	194	194	194
Net income applicable to common shares	$2,239	$2,196	$2,594	$2,078	$1,023

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Per Share Data
Earnings per common share
Basic	$0.30	$0.29	$0.35	$0.28	$0.14
Diluted	$0.25	$0.25	$0.29	$0.24	$0.13

Average shares outstanding
Basic	7,457,222	7,453,370	7,450,379	7,443,865	7,438,401
Diluted	9,630,699	9,628,927	9,624,312	9,621,957	9,619,585

Performance Ratios
Return on average equity (A)	8.37%	8.46%	10.15%	8.49%	4.40%
Return on average assets	0.69%	0.69%	0.80%	0.67%	0.35%
Net interest margin	3.32%	3.33%	3.24%	3.15%	3.12%
Efficiency ratio - (B)	52.86%	54.13%	57.31%	56.22%	56.52%

                                                               NOTE (A) – Net income divided by average total shareholders’ equity.

                                                               NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Selected Balance Sheet Data

	For the Quarter Ended
Dollars in thousands, except per share amounts	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013

Assets
Cash and due from banks	$3,749	$3,827	$3,442	$4,571	$4,336
Interest bearing deposits other banks	9,970	13,424	8,340	11,532	7,971
Securities	287,883	281,865	288,780	291,258	291,180
Loans, net	992,816	962,714	937,070	939,169	925,979
Property held for sale	48,783	52,241	53,392	45,303	47,258
Premises and equipment, net	20,301	20,457	20,623	20,780	20,936
Intangible assets	7,798	7,861	7,949	8,036	8,124
Cash surrender value of life insurance policies	36,151	35,881	35,611	35,257	30,027
Other assets	28,507	27,847	31,020	31,881	34,159
Total assets	$1,435,958	$1,406,117	$1,386,227	$1,387,787	$1,369,970

Liabilities and Shareholders' Equity
Deposits	$1,057,795	$1,052,630	$1,003,812	$1,016,735	$1,038,163
Short-term borrowings	91,729	68,974	62,769	54,163	16,762
Long-term borrowings and
subordinated debentures	158,331	159,881	199,905	199,929	199,954
Other liabilities	10,638	10,105	8,669	8,155	7,880
Shareholders' equity	117,465	114,527	111,072	108,805	107,211
Total liabilities and shareholders' equity	$1,435,958	$1,406,117	$1,386,227	$1,387,787	$1,369,970

Book value per common share (A)	$12.21	$11.91	$11.55	$11.32	$11.15
Tangible book value per common share (A)	$11.40	$11.09	$10.72	$10.48	$10.31
Tangible equity / Tangible assets	7.7%	7.6%	7.5%	7.3%	7.3%

                                                               NOTE (A) – Assumes conversion of convertible preferred stock

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Regulatory Capital Ratios

	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Summit Financial Group, Inc.
Total Risk Based Capital	14.2%	14.2%	14.5%	14.5%	14.4%
Tier 1 Risk-based Capital	12.4%	12.4%	12.4%	12.1%	12.1%
Tier 1 Leverage Ratio	9.0%	9.0%	8.9%	8.9%	8.6%

Summit Community Bank, Inc.
Total Risk Based Capital	15.6%	15.6%	15.7%	15.5%	15.6%
Tier 1 Risk-based Capital	14.5%	14.5%	14.5%	14.3%	14.3%
Tier 1 Leverage Ratio	10.6%	10.6%	10.4%	10.4%	10.2%

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Loan Composition

Dollars in thousands	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013

Commercial	$90,096	$93,517	$88,352	$83,844	$78,964
Commercial real estate
Owner occupied	154,260	150,025	149,618	151,261	149,660
Non-owner occupied	314,439	297,197	280,790	279,412	277,773
Construction and development
Land and development	64,246	67,342	71,453	73,089	73,426
Construction	20,902	18,327	15,155	12,323	7,634
Residential real estate
Non-jumbo	219,569	215,665	212,946	215,058	216,759
Jumbo	52,487	51,406	53,406	59,701	58,567
Home equity	61,248	56,161	54,844	53,674	53,774
Consumer	19,777	19,106	19,889	20,472	20,147
Other	6,798	5,037	3,276	3,374	3,397
Total loans, net of unearned fees	1,003,822	973,783	949,729	952,208	940,101
Less allowance for loan losses	11,006	11,069	12,659	13,039	14,122
Loans, net	$992,816	$962,714	$937,070	$939,169	$925,979

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Deposit Composition

Dollars in thousands	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Non interest bearing checking	$106,134	$99,445	$92,837	$99,109	$92,147
Interest bearing checking	187,855	195,898	186,578	186,702	187,244
Savings	243,323	228,854	193,446	193,285	196,069
Time deposits	520,483	528,433	530,951	537,639	562,703
Total deposits	$1,057,795	$1,052,630	$1,003,812	$1,016,735	$1,038,163

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Asset Quality Information

	For the Quarter Ended
Dollars in thousands	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013

Gross loan charge-offs	$1,312	$2,862	$1,669	$2,825	$3,968
Gross loan recoveries	(249)	(272)	(289)	(742)	(70)
Net loan charge-offs	$1,063	$2,590	$1,380	$2,083	$3,898

Net loan charge-offs to average loans (annualized)	0.43%	1.08%	0.58%	0.89%	1.63%
Allowance for loan losses	$11,006	$11,069	$12,659	$13,039	$14,122
Allowance for loan losses as a percentage
of period end loans	1.10%	1.14%	1.33%	1.37%	1.50%
Nonperforming assets:
Nonperforming loans
Commercial	$415	$866	$1,224	$2,557	$3,996
Commercial real estate	1,537	2,834	2,318	3,795	1,695
Commercial construction and development	3,601	3,653	3,782	3,761	-
Residential construction and development	5,248	6,599	9,048	9,128	11,505
Residential real estate	3,289	2,890	2,446	12,385	13,605
Consumer	129	73	128	145	91
Total nonperforming loans	14,219	16,915	18,946	31,771	30,892
Foreclosed properties
Commercial	110	-	-	-	-
Commercial real estate	5,762	8,523	9,903	9,961	10,310
Commercial construction and development	10,363	11,097	11,125	11,161	11,492
Residential construction and development	20,557	20,640	20,485	20,585	21,591
Residential real estate	11,991	11,981	11,879	3,596	3,865
Total foreclosed properties	48,783	52,241	53,392	45,303	47,258
Other repossessed assets	-	28	8	-	2
Total nonperforming assets	$63,002	$69,184	$72,346	$77,074	$78,152

Nonperforming loans to period end loans	1.42%	1.74%	1.99%	3.34%	3.29%
Nonperforming assets to period end assets	4.39%	4.92%	5.22%	5.55%	5.70%

Loans Past Due 30-89 Days
	For the Quarter Ended
In thousands	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013

Commercial	$376	$52	$74	$30	$199
Commercial real estate	1,032	1,310	1,809	1,757	626
Construction and development	156	754	1,628	154	698
Residential real estate	5,775	3,847	4,332	4,697	4,479
Consumer	585	219	292	229	286
Other	-	-	-	50	53
Total	$7,924	$6,182	$8,135	$6,917	$6,341

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
Q2 2014 vs Q2 2013
	Q2 2014			Q2 2013
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$978,842	$12,428	5.09%	$950,397	$12,735	5.37%
Tax-exempt	7,597	133	7.02%	5,466	98	7.19%
Securities
Taxable	213,560	1,198	2.25%	227,629	926	1.63%
Tax-exempt	82,958	952	4.60%	71,489	874	4.90%
Interest bearing deposits other banks
and Federal funds sold	8,413	2	0.10%	8,533	2	0.09%
Total interest earning assets	1,291,370	14,713	4.57%	1,263,514	14,635	4.65%

Noninterest earning assets
Cash & due from banks	3,785			4,525
Premises & equipment	20,433			21,018
Other assets	114,917			111,981
Allowance for loan losses	(11,440)			(15,702)
Total assets	$1,419,065			$1,385,336

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$190,146	$54	0.11%	$178,875	$62	0.14%
Savings deposits	237,789	388	0.65%	197,362	287	0.58%
Time deposits	524,111	1,894	1.45%	580,760	2,471	1.71%
Short-term borrowings	79,687	59	0.30%	13,985	9	0.26%
Long-term borrowings and
subordinated debentures	159,550	1,629	4.10%	199,963	1,975	3.96%
Total interest bearing liabilities	1,191,283	4,024	1.35%	1,170,945	4,804	1.65%

Noninterest bearing liabilities
Demand deposits	101,874			96,059
Other liabilities	9,694			7,616
Total liabilities	1,302,851			1,274,620

Shareholders' equity - preferred	9,283			9,322
Shareholders' equity - common	106,931			101,394
Total liabilities and
shareholders' equity	$1,419,065			$1,385,336

NET INTEREST EARNINGS		$10,689			$9,831

NET INTEREST MARGIN			3.32%			3.12%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
YTD 2014 vs YTD 2013

	YTD 2014			YTD 2013
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$968,221	$24,572	5.12%	$955,425	$25,569	5.40%
Tax-exempt	6,719	241	7.23%	5,714	203	7.16%
Securities
Taxable	215,220	2,481	2.32%	221,998	1,955	1.78%
Tax-exempt	79,218	1,815	4.62%	75,297	1,842	4.93%
Interest bearing deposits other banks
and Federal funds sold	8,666	3	0.07%	8,023	3	0.08%
Total interest earning assets	1,278,044	29,112	4.59%	1,266,457	29,572	4.71%

Noninterest earning assets
Cash & due from banks	3,841			4,384
Premises & equipment	20,506			21,059
Other assets	115,454			113,334
Allowance for loan losses	(12,200)			(16,632)
Total assets	$1,405,645			$1,388,602

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$188,573	$106	0.11%	$176,811	$132	0.15%
Savings deposits	223,240	707	0.64%	196,464	597	0.61%
Time deposits	527,097	3,763	1.44%	577,669	4,859	1.70%
Short-term borrowings	77,444	111	0.29%	20,872	26	0.25%
Long-term borrowings and
subordinated debentures	167,013	3,368	4.07%	204,584	4,001	3.94%
	1,183,367	8,055	1.37%	1,176,400	9,615	1.65%
Noninterest bearing liabilities
Demand deposits	98,525			94,501
Other liabilities	9,155			7,632
Total liabilities	1,291,047			1,278,533

Shareholders' equity - preferred	9,287			9,324
Shareholders' equity - common	105,311			100,745
Total liabilities and
shareholders' equity	$1,405,645			$1,388,602

NET INTEREST EARNINGS		$21,057			$19,957

NET INTEREST MARGIN			3.32%			3.18%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

	For the Quarter Ended			For the Six Months Ended
Dollars in thousands	6/30/2014	3/31/2014	6/30/2013	6/30/2014	6/30/2013

Core earnings applicable to common shares	$2,907	$2,842	$2,347	$5,749	$4,564

Realized securities gains (losses)	(43)	(22)	(57)	(64)	(16)
Applicable income tax effect	16	8	21	24	6
Gain (loss) on sale of foreclosed properties	(54)	(75)	(523)	(129)	(563)
Applicable income tax effect	20	28	194	48	208
Other-than-temporary impairment of securities	(1)	-	(27)	(1)	(80)
Applicable income tax effect	0	-	10	0	30
Write-downs foreclosed properties	(962)	(928)	(1,494)	(1,891)	(2,423)
Applicable income tax effect	356	343	553	700	897
	(668)	(646)	(1,324)	(1,314)	(1,942)
GAAP net income applicable to common shares	$2,239	$2,196	$1,023	$4,435	$2,622

Core diluted earnings per common share	$0.32	$0.32	$0.27	$0.65	$0.52

Realized securities gains (losses)	-	-	(0.01)	(0.01)	-
Applicable income tax effect	-	-	-	-	-
Gain (loss) on sale of foreclosed properties	(0.01)	(0.01)	(0.05)	(0.01)	(0.06)
Applicable income tax effect	-	-	0.02	-	0.02
Other-than-temporary impairment of securities	-	-	-	-	(0.01)
Applicable income tax effect	-	-	-	-	-
Write-downs of foreclosed properties	(0.10)	(0.10)	(0.16)	(0.20)	(0.25)
Applicable income tax effect	0.04	0.04	0.06	0.07	0.09
	(0.07)	(0.07)	(0.14)	(0.15)	(0.21)
GAAP diluted earnings per common share	$0.25	$0.25	$0.13	$0.50	$0.31

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

	For the Quarter Ended			For the Six Months Ended
Dollars in thousands	6/30/2014	3/31/2014	6/30/2013	6/30/2014	6/30/2013

Total core revenue	$13,069	$12,843	$12,291	$25,911	$24,809

Realized securities gains/(losses)	(43)	(22)	(57)	(64)	(16)
Other-than-temporary impairment of securities	(1)	-	(27)	(1)	(80)
	(44)	(22)	(84)	(65)	(96)
GAAP total revenue	$13,025	$12,821	$12,207	$25,846	$24,713

Total core noninterest income	$2,749	$2,805	$2,787	$5,553	$5,547

Realized securities gains/(losses)	(43)	(22)	(57)	(64)	(16)
Other-than-temporary impairment of securities	(1)	-	(27)	(1)	(80)
	(44)	(22)	(84)	(65)	(96)
GAAP total noninterest income	$2,705	$2,783	$2,703	$5,488	$5,451

Total core noninterest expense	$7,514	$7,495	$7,521	$15,008	$15,114

(Gains)/losses on sales of foreclosed properties	54	75	523	129	563
Write-downs of foreclosed properties	962	928	1,494	1,891	2,423
	1,016	1,003	2,017	2,020	2,986
GAAP total noninterest expense	$8,530	$8,498	$9,538	$17,028	$18,100